UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  April 26, 2018

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)    The annual meeting of the shareholders of the company was held on April 26, 2018.
(b)    At the meeting, the shareholders:

•	elected all 11 Director nominees named in the 2018 Proxy Statement to the company's Board of Directors;

•
approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis section of the 2018 Proxy Statement and the compensation of the company's executive officers named in the 2018 Proxy Statement, as disclosed therein;

•	ratified the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the fiscal year 2018;

•	did not approve the shareholder proposal for accounting for litigation and compliance in executive compensation performance measures; and

•	did not approve the shareholder proposal for shareholder ability to call special shareholder meeting.
The following are the final voting results for each of the five items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. C. Beckerle	1,815,913,796	14,676,505	3,946,729	450,680,732
D. S. Davis	1,804,670,701	25,370,455	4,495,874	450,680,732
I. E. L. Davis	1,816,087,891	13,806,349	4,642,790	450,680,732
J. A. Doudna	1,821,757,078	8,756,037	4,023,915	450,680,732
A. Gorsky	1,744,021,796	77,674,527	12,840,707	450,680,732
M. B. McClellan	1,816,078,124	13,921,928	4,536,978	450,680,732
A. M. Mulcahy	1,780,042,323	50,220,170	4,274,537	450,680,732
W. D. Perez	1,785,639,066	29,543,828	19,354,136	450,680,732
C. Prince	1,787,304,601	42,098,642	5,133,787	450,680,732
A. E. Washington	1,804,415,603	25,712,952	4,408,475	450,680,732
R. A. Williams	1,795,811,793	34,242,728	4,482,509	450,680,732

2.    Advisory Vote to Approve Named Executive Officer Compensation:

For	1,671,391,454
Against	153,050,767
Abstain	10,094,809
Non-Votes	450,680,732

3.    Ratification of Appointment of PricewaterhouseCoopers LLC as the Independent Registered Public Accounting
Firm for 2018:

For	2,206,530,284
Against	72,434,015
Abstain	6,253,463

4.    Shareholder Proposal - Accounting for Litigation and Compliance in Executive Compensation Performance
Measures:

For	323,378,611
Against	1,497,923,365
Abstain	13,235,054
Non-Votes	450,680,732

5.    Shareholder Proposal - Amendment to Shareholder Ability to Call Special Shareholder Meeting:

For	845,090,800
Against	975,431,633
Abstain	14,014,597
Non-Votes	450,680,732

Item 8.01  Other Events.
On April 26, 2018, the company announced that its Board of Directors declared a 7.1% increase in the quarterly dividend rate, from $0.84 to $0.90 per share. At the new rate, the indicated dividend on an annual basis is $3.60 per share compared to the previous rate of $3.36 per share. The next quarterly dividend is payable on June 12, 2018 to shareholders of record as of the close of business on May 29, 2018.
The company's related press release is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.      Description
99.1        Johnson & Johnson Press Release dated April 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: April 30, 2018	By:	/s/ Thomas J. Spellman III
Thomas J. Spellman III
Secretary